Exhibit 99.2

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

Press Release

Guardian Technologies Presents Transcript of Latest Investor Conference Call Detailing Applied Visual Sciences Launch and Recent Strategic Achievements

President Highlights Mission to Capitalize on Multibillion Dollar Homeland Security and Healthcare Industry Sectors

HERNDON, Va.—Guardian Technologies International, Inc. (OTCBB: GDTI), innovators of groundbreaking medical imaging and threat detection technology with critical and immediate applications for the healthcare and homeland security markets, invites investors to view a transcript of the Company’s recent investor conference call, during which President Bill Donovan detailed the Company’s recent strategic achievements and initiatives for 2007 and beyond.

“I think it’s evident to everybody here at Guardian that there is a renewed enthusiasm about our company, in particular about the future both near and long term,” said Mr. Donovan during the conference call. “Guardian is an exciting company because what we’ve created is a very, very powerful set on intellectual property and we’ve done it in a relatively short period of time.”

During the conference call, Mr. Donovan also discussed the Company’s recent milestone order for the Company’s threat detection PinPoint(TM) product and recently announce pivotal test results for its Signature Mapping™ product demonstrating an unprecedented detection rate of lesions on mammograms of 97.5% accuracy versus an 80% for existing procedures.

To read the full text of the recent conference call, please visit http://www.trilogy-capital.com/tcp/guardian.

About Guardian Technologies International

The impact of Guardian’s industry-first computer aided detection technologies are immediate and profound for helping to eliminate human error in both the Homeland Security and the Medical Industry sectors. The Company’s software solutions can be seamlessly installed to compliment existing imaging devices, such as baggage scanners and medical MRI, to scan the contents of any image and immediately identify items of interest not easily discernable by the human eye.

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Airport Security: Guardian’s technology compliments and enhances current-generation baggage x-ray scanners with the ability to automatically and effectively detect, locate, and identify explosives and other types of threats.

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Disease Identification: Existing medical imaging devices used in Computer Aided Detection (CAD) are further improved with Guardian’s auto-diagnostic ability to detect anomalous tissue (e.g., tumors) and other potential disease states or conditions.

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Technology-Independence: Because Guardian’s technologies utilize and process the actual image output generated by the original imaging systems, virtually any existing or future imaging device can be upgraded with Guardian’s products, delivering an instant, multi-billion dollar potential customer base with no competition.

Guardian’s technology and product development partnerships include a Cooperative Research and Development Agreement (CRDA) with the U.S. Department of Homeland Security- Science and Technology Directorate.  The Company’s platform and product suite is protected by a robust patent portfolio. They are also ramping up new technologies and plan to acquire complimentary technologies to accelerate the Company’s high-growth business model.

For investor-specific information and resources, visit http://www.trilogy-capital.com/tcp/guardian.

To view current stock quotes and news, visit http://www.trilogy-capital.com/tcp/guardian/quote.html.

To view an investor fact sheet about the company, visit http://www.trilogy-capital.com/tcp/guardian/factsheet.html.

Forward Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Guardian through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current views with respect to the future events or financial performance discussed in this release, based on management's beliefs and assumptions and information currently available. When used, the words "believe", "anticipate", "estimate", "project", "should", "expect", "plan", "assume" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, in particular, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, the unpredictable nature of working with government agencies and other risks, uncertainties and factors including those described from time to time in Guardian's filings with the Securities and Exchange Commission, including without limitation, Guardian's Form 10-K for the year ended December 31, 2006, and its quarterly reports on Form 10-Q. Guardian expressly disclaims any obligation to update any forward-looking statements.

Contact:

Guardian Technologies International, Inc.

Michael W. Trudnak, 703-464-5495

info@guardiantechintl.com

or

Financial Communications

Trilogy Capital Partners

Ryon Harms, 800-592-6067

ryon@trilogy-capital.com